BNY Mellon Global Fixed Income Fund
SCHEDULE OF INVESTMENTS
March 31, 2026 (Unaudited)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Asset-Backed Securities — 2.2%
Canada — .1%
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3(b)	5.40	9/15/2028	CAD	9,082,009	6,614,178
United States — 2.1%
Aligned Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2(b)	6.00	8/17/2048		3,914,000	3,932,731
AutoNation Finance Trust, Ser. 2025-1A, Cl. A3(b)	4.62	11/13/2029		2,656,000	2,668,815
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A(b)	5.49	6/20/2029		3,643,000	3,714,870
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A(b)	6.02	2/20/2030		2,831,000	2,939,214
Avis Budget Rental Car Funding AESOP LLC, Ser. 2025-2A, Cl. A(b)	5.12	8/20/2031		3,804,000	3,863,536
Avis Budget Rental Car Funding AESOP LLC, Ser. 2025-3A, Cl. A(b)	4.17	2/20/2030		2,055,000	2,040,517
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C	1.07	3/10/2028		357,900	351,517
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B(b)	5.45	4/20/2048		1,095,195	1,083,227
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2(b)	5.56	11/20/2048		5,979,000	5,989,571
DataBank Issuer II LLC, Ser. 2025-1A, Cl. A2(b)	5.18	9/27/2055		20,920,000	20,334,035
Domino’s Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I(b)	2.66	4/25/2051		5,470,313	5,183,401
Ent Auto Receivables Trust, Ser. 2023-1A, Cl. A3(b)	6.24	1/16/2029		847,731	851,277
Exeter Automobile Receivables Trust, Ser. 2024-5A, Cl. C	4.64	1/15/2030		720,000	721,963
Merchants Fleet Funding LLC, Ser. 2025-1A, Cl. A(b)	4.49	1/20/2039		8,687,000	8,704,704
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A(b)	5.36	9/22/2053		1,885,340	1,803,978
OneMain Financial Issuance Trust, Ser. 2019-2A, Cl. B(b)	3.41	10/14/2036		500,000	482,387
PenFed Auto Receivables Owner Trust, Ser. 2025-A, Cl. A3(b)	4.03	7/15/2030		1,513,000	1,510,184
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A(b)	5.00	9/15/2048		5,630,000	5,618,349
SpringCastle America Funding LLC, Ser. 2020-AA, Cl. A(b)	1.97	9/25/2037		1,246,955	1,175,989
Stack Infrastructure Issuer LLC, Ser. 2025-1A, Cl. A2(b)	5.00	5/25/2050		4,900,000	4,834,820
Sunnova Hestia I Issuer LLC, Ser. 2023-GRID1, Cl. 1A(b)	5.75	12/20/2050		723,851	709,222
TIF Funding III LLC, Ser. 2024-1A, Cl. A(b)	5.48	4/20/2049		6,709,900	6,753,569
Triumph Rail Holdings LLC, Ser. 2021-2, Cl. A(b)	2.15	6/19/2051		5,679,596	5,506,932
TRP LLC, Ser. 2021-1, Cl. A(b)	2.07	6/19/2051		5,819,308	5,645,342
					96,420,150
Total Asset-Backed Securities (cost $102,981,904)					103,034,328
Collateralized Loan Obligations — .6%
Cayman Islands — .3%
Octagon 61 Ltd., Ser. 2023-2A, Cl. A1R, (3 Month TSFR +1.40%)(b),(c)	5.07	4/20/2038		7,900,000	7,907,213
Regatta XXV Funding Ltd., Ser. 2023-1A, Cl. A1R, (3 Month TSFR +1.34%)(b),(c)	5.01	7/15/2038		5,775,000	5,780,607
					13,687,820
Jersey — .3%
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1R, (3 Month TSFR +1.32%)(b),(c)	4.99	7/15/2038		5,420,000	5,419,875
Invesco US Ltd. CLO, Ser. 2023-3A, Cl. AR, (3 Month TSFR +1.31%)(b),(c)	4.98	7/15/2038		11,113,232	11,117,444
					16,537,319
Total Collateralized Loan Obligations (cost $30,208,232)					30,225,139
Commercial Mortgage-Backed — .6%
Ireland — .2%
Sequoia Logistics DAC, Ser. 2025-1A, Cl. B, (3 Month EURIBOR +1.75%)(b),(c)	3.75	2/17/2037	EUR	7,793,000	9,012,700

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Commercial Mortgage-Backed — .6% (continued)
United States — .4%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1(b)	6.13	5/25/2068		2,142,412	2,138,996
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1(b)	6.60	7/25/2068		1,513,747	1,516,543
COLT Mortgage Loan Trust, Ser. 2023-4, Cl. A1(b)	7.16	10/25/2068		3,712,447	3,741,440
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, Cl. A1(b)	2.28	4/25/2061		4,097,828	3,704,306
OBX Trust, Ser. 2025-NQM18, Cl. A1(b)	5.06	9/25/2065		5,182,092	5,169,279
Verus Securitization Trust, Ser. 2023-4, Cl. A1(b)	5.81	5/25/2068		1,307,042	1,304,882
Verus Securitization Trust, Ser. 2023-5, Cl. A1(b)	6.48	6/25/2068		1,444,818	1,445,367
					19,020,813
Total Commercial Mortgage-Backed (cost $27,477,612)					28,033,513
Corporate Bonds and Notes — 10.1%
Austria — .3%
Volksbank Wien AG, Sub. Bonds	5.75	6/21/2034	EUR	3,200,000	3,789,068
Volksbank Wien AG, Sub. Notes(d)	5.50	12/4/2035	EUR	7,700,000	9,046,446
					12,835,514
Bermuda — .3%
Athora Holding Ltd., Sub. Notes	5.88	9/10/2034	EUR	6,300,000	7,408,707
RLGH Finance Bermuda Ltd., Gtd. Notes	8.25	7/17/2031		7,045,000	7,749,376
					15,158,083
France — .4%
Arkema SA, Sr. Unscd. Notes	3.50	9/9/2033	EUR	5,800,000	6,424,933
Suez SACA, Sr. Unscd. Notes	5.00	11/3/2032	EUR	8,700,000	10,634,134
Verallia SA, Sr. Unscd. Bonds(d)	4.38	11/14/2033	EUR	1,100,000	1,223,853
					18,282,920
Germany — .4%
Aareal Bank AG, Sub. Notes	5.63	12/12/2034	EUR	9,800,000	11,552,744
Deutsche Bahn AG, Sr. Unscd. Notes	0.63	4/15/2036	EUR	2,890,000	2,512,646
Deutsche Bahn AG, Sr. Unscd. Notes	1.13	5/29/2051	EUR	230,000	140,270
Deutsche Bahn AG, Sr. Unscd. Notes	1.38	3/3/2034	EUR	726,000	721,203
Deutsche Bahn AG, Sr. Unscd. Notes	1.63	8/16/2033	EUR	1,390,000	1,425,825
Deutsche Bahn AG, Sr. Unscd. Notes	1.88	5/24/2030	EUR	977,000	1,078,237
Merck KGaA, Jr. Sub. Notes	3.88	8/27/2054	EUR	1,400,000	1,600,346
					19,031,271
Italy — .2%
Eni SpA, Sr. Unscd. Notes(b)	5.50	5/15/2034		4,609,000	4,723,057
Eni SpA, Sr. Unscd. Notes(b)	5.95	5/15/2054		5,459,000	5,435,142
					10,158,199
Japan — .6%
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	5.06	1/14/2037		19,867,000	19,527,039
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	3.69	10/6/2036	EUR	9,360,000	10,438,137
					29,965,176
Jersey — .2%
Aptiv Swiss Holdings Ltd., Gtd. Notes	3.10	12/1/2051		2,770,000	1,710,559
Heathrow Funding Ltd., Sr. Scd. Notes	3.88	1/16/2036	EUR	8,000,000	8,955,645
					10,666,204
Luxembourg — .2%
P3 Group Sarl, Sr. Unscd. Notes	3.75	4/2/2033	EUR	6,890,000	7,625,001
P3 Group Sarl, Sr. Unscd. Notes	4.00	4/19/2032	EUR	1,909,000	2,162,962
					9,787,963

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 10.1% (continued)
Netherlands — .5%
ABN AMRO Bank NV, Sr. Notes(b)	5.52	12/3/2035		11,200,000	11,359,989
Sartorius Finance BV, Gtd. Notes	4.88	9/14/2035	EUR	4,000,000	4,781,073
Wintershall Dea Finance 2 BV, Gtd. Notes, Ser. NC8(e)	3.00	7/20/2028	EUR	6,900,000	7,630,857
					23,771,919
Singapore — .1%
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	5.11	5/19/2043		3,387,000	3,198,377
Spain — .4%
Banco Santander SA, Sr. Notes	5.13	11/6/2035		11,400,000	11,118,941
Cellnex Finance Co. SA, Gtd. Notes	2.00	9/15/2032	EUR	3,600,000	3,682,842
Cellnex Finance Co. SA, Gtd. Notes	2.00	2/15/2033	EUR	1,600,000	1,612,708
Cellnex Finance Co. SA, Gtd. Notes	3.50	5/22/2032	EUR	2,100,000	2,360,729
					18,775,220
United Kingdom — .5%
British Telecommunications PLC, Gtd. Notes	3.75	1/3/2035	EUR	4,369,000	4,906,305
Northumbrian Water Finance PLC, Gtd. Notes	5.50	10/2/2037	GBP	4,130,000	5,044,146
Northumbrian Water Finance PLC, Gtd. Notes	6.38	10/28/2034	GBP	4,510,000	6,090,094
Severn Trent Utilities Finance PLC, Gtd. Notes	5.25	4/4/2036	GBP	1,657,000	2,072,022
Yorkshire Water Finance PLC, Sr. Scd. Bonds	6.60	4/17/2031	GBP	2,200,000	3,010,698
					21,123,265
United States — 6.0%
Alphabet, Inc., Sr. Unscd. Notes	5.65	2/15/2056		20,071,000	20,020,781
Amazon.com, Inc., Sr. Unscd. Notes	5.80	3/13/2056		7,537,000	7,536,265
Amazon.com, Inc., Sr. Unscd. Notes	5.95	3/13/2066		15,197,000	15,258,394
Apollo Debt Solutions BDC, Sr. Unscd. Notes(b)	5.70	1/23/2031		7,775,000	7,590,043
Ares Capital Corp., Sr. Unscd. Bonds(d)	5.80	3/8/2032		4,600,000	4,540,429
Ares Capital Corp., Sr. Unscd. Notes	5.50	9/1/2030		4,615,000	4,535,522
Blackstone Private Credit Fund, Sr. Unscd. Notes	5.35	3/12/2031		5,434,000	5,165,252
Blackstone Private Credit Fund, Sr. Unscd. Notes	6.25	1/25/2031		6,236,000	6,164,352
Brown & Brown, Inc., Sr. Unscd. Notes	5.25	6/23/2032		2,770,000	2,766,566
Brown & Brown, Inc., Sr. Unscd. Notes(d)	5.55	6/23/2035		4,140,000	4,136,717
Brown & Brown, Inc., Sr. Unscd. Notes	5.65	6/11/2034		4,020,000	4,061,269
Carrier Global Corp., Sr. Unscd. Notes	5.90	3/15/2034		4,583,000	4,837,250
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Sr. Scd. Notes(d)	3.70	4/1/2051		3,560,000	2,205,465
Citigroup, Inc., Sr. Unscd. Notes	5.45	6/11/2035		670,000	679,578
Duke Energy Carolinas LLC, First Mortgage Bonds(d)	4.85	1/15/2034		9,715,000	9,711,786
Eversource Energy, Jr. Sub. Notes, Ser. A	6.10	8/15/2056		3,158,000	3,120,300
Eversource Energy, Jr. Sub. Notes, Ser. B	6.35	8/15/2056		1,603,000	1,582,302
Exelon Corp., Sr. Unscd. Notes	5.60	3/15/2053		4,480,000	4,222,578
Exelon Corp., Sr. Unscd. Notes(d)	5.88	3/15/2055		6,700,000	6,536,109
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	7.12	11/7/2033		840,000	882,815
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	7.20	6/10/2030		1,600,000	1,686,411
Foundry JV Holdco LLC, Sr. Scd. Notes(b)	6.25	1/25/2035		8,370,000	8,775,326
Global Payments, Inc., Sr. Unscd. Notes	5.20	11/15/2032		6,590,000	6,400,731
Global Payments, Inc., Sr. Unscd. Notes	5.55	11/15/2035		1,920,000	1,851,107
Kraft Heinz Foods Co., Gtd. Notes	4.38	6/1/2046		3,540,000	2,770,486
Kraft Heinz Foods Co., Gtd. Notes	5.00	6/4/2042		5,747,000	5,057,983
Morgan Stanley, Sr. Unscd. Notes	3.98	1/23/2037	EUR	15,468,000	17,433,812
Morgan Stanley, Sr. Unscd. Notes	5.32	7/19/2035		17,340,000	17,405,923
Morgan Stanley, Sr. Unscd. Notes, Ser. I	4.89	10/22/2036		10,506,000	10,160,284

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 10.1% (continued)
United States — 6.0% (continued)
Oracle Corp., Sr. Unscd. Notes	4.80	9/26/2032		1,260,000	1,200,333
Oracle Corp., Sr. Unscd. Notes	5.95	9/26/2055		3,853,000	3,243,811
Oracle Corp., Sr. Unscd. Notes	6.10	9/26/2065		3,407,000	2,827,078
Pacific Gas and Electric Co., First Mortgage Bonds	5.20	5/1/2036		9,592,000	9,352,250
PG&E Corp., Jr. Sub. Notes	7.38	3/15/2055		6,623,000	6,670,980
Repsol E&P Capital Markets US LLC, Gtd. Notes(b)	5.98	9/16/2035		3,423,000	3,485,925
SBA Tower Trust, Asset Backed Notes(b)	2.59	10/15/2031		6,340,000	5,677,478
Sierra Pacific Power Co., Jr. Sub. Notes	6.38	9/15/2056		23,038,000	22,856,650
Spire, Inc., Jr. Sub. Bonds	6.25	6/1/2056		2,816,000	2,793,423
Store Capital LLC, Sr. Unscd. Notes	5.40	4/30/2030		1,740,000	1,748,719
Take-Two Interactive Software, Inc., Sr. Unscd. Notes	5.60	6/12/2034		1,590,000	1,618,713
The Williams Companies, Inc., Sr. Unscd. Notes	5.30	9/30/2035		8,890,000	8,885,739
Verizon Communications, Inc., Sr. Unscd. Notes	6.00	11/30/2065		4,543,000	4,405,641
WEA Finance LLC, Gtd. Notes(b)	2.88	1/15/2027		5,510,000	5,442,990
WEA Finance LLC, Gtd. Notes	2.88	1/15/2027		2,764,000	2,730,386
WEA Finance LLC, Gtd. Notes(b),(d)	4.13	9/20/2028		2,326,000	2,296,456
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes(b)	4.75	9/17/2044		1,662,000	1,391,635
Western Alliance Bank, Sub. Notes	6.54	11/15/2035		7,840,000	7,686,218
					281,410,261
Total Corporate Bonds and Notes (cost $482,803,073)					474,164,372
Foreign Governmental — 30.5%
Angola — .1%
Angola, Sr. Unscd. Notes(b)	9.88	3/31/2037		5,640,000	5,587,794
Australia — 2.6%
Australia, Sr. Unscd. Bonds, Ser. 140	4.50	4/21/2033	AUD	22,400,000	15,163,555
Australia, Sr. Unscd. Bonds, Ser. 150	3.00	3/21/2047	AUD	5,240,000	2,561,431
New South Wales Treasury Corp., Govt. Gtd. Notes	1.75	3/20/2034	AUD	8,862,000	4,677,651
New South Wales Treasury Corp., Govt. Gtd. Notes	2.00	3/8/2033	AUD	19,591,000	10,971,595
New South Wales Treasury Corp., Govt. Gtd. Notes	4.25	2/20/2036	AUD	10,116,000	6,285,768
New South Wales Treasury Corp., Govt. Gtd. Notes	4.75	2/20/2035	AUD	4,848,000	3,177,099
New South Wales Treasury Corp., Govt. Gtd. Notes	4.75	2/20/2037	AUD	7,835,600	5,005,521
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	1.75	7/20/2034	AUD	27,809,000	14,451,704
Queensland Treasury Corp., Govt. Gtd. Bonds	2.00	8/22/2033	AUD	9,256,000	5,085,696
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	4.50	8/22/2035	AUD	17,503,000	11,134,976
Queensland Treasury Corp., Govt. Gtd. Notes(b)	5.00	7/21/2037	AUD	17,200,000	11,128,055
Treasury Corp. of Victoria, Govt. Gtd. Bonds	2.00	9/17/2035	AUD	8,814,000	4,464,406
Treasury Corp. of Victoria, Govt. Gtd. Notes	4.75	9/15/2036	AUD	41,354,000	26,439,071
					120,546,528
Austria — .5%
Austria, Sr. Unscd. Bonds(b)	2.90	2/20/2034	EUR	20,575,000	23,354,876
Belgium — .4%
Kingdom of Belgium, Sr. Unscd. Notes, Ser. 103(b)	3.10	6/22/2035	EUR	8,800,000	9,847,957
Kingdom of Belgium, Sr. Unscd. Notes, Ser. 98(b)	3.30	6/22/2054	EUR	8,225,000	7,940,658
					17,788,615
Canada — 1.1%
Canada, Bonds	3.25	9/1/2028	CAD	17,600,000	12,761,929
Province of Alberta Canada, Unscd. Bonds	4.45	12/1/2054	CAD	4,176,000	2,882,344
Province of Alberta Canada, Unscd. Debs.	3.10	6/1/2050	CAD	4,172,000	2,308,711

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Foreign Governmental — 30.5% (continued)
Canada — 1.1% (continued)
Province of Ontario Canada, Sr. Unscd. Notes	4.15	12/2/2054	CAD	11,261,000	7,414,078
Province of Ontario Canada, Sr. Unscd. Notes	4.60	12/2/2055	CAD	21,393,000	15,211,621
Province of Quebec Canada, Sr. Unscd. Notes	4.20	12/1/2057	CAD	19,487,000	12,745,487
					53,324,170
China — 3.7%
China, Bonds, Ser. INBK	1.61	2/15/2035	CNY	526,050,000	75,215,557
China, Bonds, Ser. INBK	1.92	1/15/2055	CNY	406,020,000	53,585,372
China, Bonds, Ser. INBK	2.15	8/25/2055	CNY	106,000,000	14,881,607
China, Bonds, Ser. INBK	3.00	10/15/2053	CNY	30,610,000	5,029,242
China, Bonds, Ser. INBK	3.73	5/25/2070	CNY	123,170,000	23,749,227
					172,461,005
Colombia — 1.1%
Colombian TES, Bonds, Ser. B	13.25	2/9/2033	COP	195,440,000,000	52,728,323
Czechia — .1%
Czech Republic, Sr. Unscd. Bonds, Ser. 156	3.00	3/3/2033	CZK	149,730,000	6,350,531
Denmark — .1%
Denmark, Bonds, Ser. 31Y	4.50	11/15/2039	DKK	14,250,000	2,561,704
Finland — .1%
Finland, Sr. Unscd. Bonds, Ser. 10Y(b)	3.00	9/15/2033	EUR	3,750,000	4,293,434
France — 1.1%
France, Bonds, Ser. OAT(b)	3.00	5/25/2033	EUR	26,150,000	29,397,904
France, Bonds, Ser. OAT(b)	3.25	5/25/2055	EUR	8,625,000	8,020,545
France, Bonds, Ser. OAT(b)	4.00	10/25/2038	EUR	11,685,000	13,565,480
					50,983,929
Greece — .1%
Hellenic Republic, Sr. Unscd. Notes(b)	4.38	7/18/2038	EUR	3,438,000	4,104,332
Hungary — .0%
Hungary, Bonds, Ser. 33A	2.25	4/20/2033	HUF	710,000	1,569
Ireland — .2%
Ireland, Unscd. Bonds	2.60	10/18/2034	EUR	9,050,000	10,065,472
Italy — 1.6%
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Notes, Ser. 30Y(b)	4.30	10/1/2054	EUR	69,495,000	77,143,027
Japan — 3.4%
Japan (20 Year Issue), Bonds, Ser. 183	1.40	12/20/2042	JPY	157,850,000	779,194
Japan (20 Year Issue), Bonds, Ser. 184	1.10	3/20/2043	JPY	453,400,000	2,112,772
Japan (30 Year Issue), Bonds, Ser. 69	0.70	12/20/2050	JPY	188,750,000	629,355
Japan (30 Year Issue), Bonds, Ser. 83	2.20	6/20/2054	JPY	17,883,300,000	83,619,541
Japan (40 Year Issue), Bonds, Ser. 15	1.00	3/20/2062	JPY	431,700,000	1,284,791
Japan (40 Year Issue), Bonds, Ser. 17	2.20	3/20/2064	JPY	16,119,900,000	69,920,276
					158,345,929
Malaysia — .4%
Malaysia, Bonds, Ser. 225	3.48	7/2/2035	MYR	76,000,000	18,536,510
Mexico — .5%
Mexico, Sr. Unscd. Notes	6.13	2/9/2038		3,858,000	3,764,444
Mexico, Sr. Unscd. Notes, Ser. 10	5.63	9/22/2035		4,693,000	4,547,517
United Mexican States, Bonds, Ser. M	8.00	2/21/2036	MXN	280,000,000	14,324,789
					22,636,750
Netherlands — .6%
Netherlands, Bonds(b)	2.50	7/15/2034	EUR	23,600,000	26,212,463

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Foreign Governmental — 30.5% (continued)
New Zealand — .1%
New Zealand, Unscd. Bonds, Ser. 534	4.25	5/15/2034	NZD	9,220,000	5,190,157
Peru — .8%
Peru, Bonds(b)	7.60	8/12/2039	PEN	8,000,000	2,378,632
Peru, Sr. Unscd. Notes	6.90	8/12/2037	PEN	128,600,000	36,664,346
					39,042,978
Poland — .1%
Poland, Bonds, Ser. 1033	6.00	10/25/2033	PLN	24,625,000	6,781,648
Portugal — .2%
Portugal Obrigacoes do Tesouro OT, Sr. Unscd. Notes, Ser. 11Y(b)	2.88	10/20/2034	EUR	9,550,000	10,709,921
Romania — .4%
Romania, Sr. Unscd. Bonds(b)	5.75	7/4/2036		9,296,000	8,643,955
Romania, Sr. Unscd. Notes(b)	5.25	5/30/2032	EUR	9,096,000	10,411,627
					19,055,582
Singapore — .1%
Singapore, Bonds	3.38	9/1/2033	SGD	5,615,000	4,723,203
South Korea — 4.0%
Korea, Bonds, Ser. 2812	2.38	12/10/2028	KRW	11,350,200,000	7,194,347
Korea, Bonds, Ser. 3212	4.25	12/10/2032	KRW	42,127,800,000	28,157,338
Korea, Bonds, Ser. 3506	2.63	6/10/2035	KRW	220,500,000,000	129,706,998
Korea, Bonds, Ser. 5209	3.13	9/10/2052	KRW	8,610,000,000	4,932,550
Korea, Bonds, Ser. 5303	3.25	3/10/2053	KRW	18,165,000,000	10,667,599
Korea Treasury Bond, Bonds, Ser. 3512	3.25	12/10/2035	KRW	15,000,000,000	9,306,138
					189,964,970
Spain — 1.7%
Spain, Sr. Unscd. Bonds(b)	0.70	4/30/2032	EUR	21,750,000	21,862,282
Spain, Sr. Unscd. Bonds(b)	3.25	4/30/2034	EUR	16,975,000	19,512,960
Spain, Sr. Unscd. Notes(b)	3.45	10/31/2034	EUR	31,250,000	36,330,939
					77,706,181
Supranational — .4%
European Union, Sr. Unscd. Bonds, Ser. UFA	3.00	3/4/2053	EUR	8,406,311	8,012,502
European Union, Sr. Unscd. Notes, Ser. SURE	0.20	6/4/2036	EUR	14,551,000	12,275,253
					20,287,755
Sweden — .1%
Sweden, Bonds, Ser. 1066	2.25	5/11/2035	SEK	48,000,000	4,846,762
Switzerland — .4%
Swiss Confederation, Bonds	0.50	6/27/2032	CHF	14,445,000	18,368,585
Thailand — .4%
Thailand, Sr. Unscd. Bonds	2.41	3/17/2035	THB	574,550,000	17,765,296
United Kingdom — 4.1%
United Kingdom Gilt, Bonds	1.50	7/31/2053	GBP	113,800,000	65,287,984
United Kingdom Gilt, Bonds	4.38	7/31/2054	GBP	111,865,000	123,337,718
United Kingdom Gilt, Bonds	5.38	1/31/2056	GBP	2,500,000	3,235,525
					191,861,227
Total Foreign Governmental (cost $1,506,953,727)					1,433,331,226
U.S. Government Agencies Mortgage-Backed — 15.3%
Federal Home Loan Mortgage Corp.:
2.00%, 3/1/2051(f)				22,326,174	18,044,063
2.50%, 10/1/2035-4/1/2052(f)				52,801,962	46,398,636
3.00%, 7/1/2052(f)				5,856,369	5,208,635

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
U.S. Government Agencies Mortgage-Backed — 15.3% (continued)
5.00%, 4/1/2036-10/1/2054(f)			81,950,566	82,137,752
5.50%, 11/1/2040-11/1/2055(f)			143,525,902	145,693,016
Federal National Mortgage Association:
2.00%, 4/1/2051-5/1/2052(f)			31,341,583	25,661,618
2.50%, 4/1/2056(f),(g)			84,800,000	71,311,500
2.50%, 3/1/2042-4/1/2052(f)			66,864,435	58,061,316
3.00%, 4/1/2056(f),(g)			32,450,000	28,507,064
3.00%, 5/1/2040-6/1/2050(f)			35,230,737	31,783,991
3.50%, 7/1/2037(f)			8,666,040	8,579,697
4.50%, 8/1/2053(f)			17,869,363	17,397,032
5.00%, 9/1/2054(f)			17,292,108	17,162,609
5.50%, 3/1/2035-12/1/2054(f)			113,042,976	114,823,161
6.00%, 1/1/2055-7/1/2055(f)			25,170,415	25,940,983
Government National Mortgage Association II:
4.00%, 1/20/2055			24,875,794	23,333,005
Total U.S. Government Agencies Mortgage-Backed (cost $721,161,264)				720,044,078
U.S. Treasury Securities — 38.2%
U.S. Treasury Bonds	4.63	2/15/2046	116,200,000	112,033,140
U.S. Treasury Bonds	4.63	2/15/2055	14,275,000	13,618,685
U.S. Treasury Bonds(d)	4.75	2/15/2045	38,400,000	37,741,500
U.S. Treasury Bonds	4.75	5/15/2055	35,850,000	34,918,740
U.S. Treasury Bonds	5.00	5/15/2045	25,600,000	25,940,000
U.S. Treasury Inflation Indexed Bonds(h)	0.13	2/15/2052	69,356,224	36,049,099
U.S. Treasury Inflation Indexed Bonds(h)	2.38	2/15/2055	57,040,674	53,071,764
U.S. Treasury Notes	3.50	10/31/2027	78,000,000	77,594,766
U.S. Treasury Notes	3.63	9/30/2030	145,302,800	143,506,381
U.S. Treasury Notes	3.63	10/31/2030	138,520,000	136,747,918
U.S. Treasury Notes	3.75	8/31/2031	60,000,000	59,266,406
U.S. Treasury Notes	3.88	8/31/2032	16,800,000	16,591,641
U.S. Treasury Notes	4.00	3/31/2030	138,175,000	138,687,759
U.S. Treasury Notes	4.00	2/15/2034	37,170,000	36,670,528
U.S. Treasury Notes	4.00	11/15/2035	222,700,000	217,254,290
U.S. Treasury Notes	4.25	2/28/2031	19,300,000	19,552,936
U.S. Treasury Notes(d)	4.25	11/15/2034	44,825,000	44,820,622
U.S. Treasury Notes	4.25	5/15/2035	50,900,000	50,773,744
U.S. Treasury Notes(d)	4.25	8/15/2035	220,056,000	219,265,174
U.S. Treasury Notes	4.63	9/30/2030	114,250,000	117,512,373
U.S. Treasury Notes(d)	4.63	2/15/2035	196,924,500	202,082,230
Total U.S. Treasury Securities (cost $1,811,752,675)				1,793,699,696

Description/Number of Contracts/Counterparty	Exercise Price	Expiration Date		Notional Amount ($)(i)
Options Purchased — .1%
Call Options — .1%
Swaption Payer Markit CDX North America Investment Grade Index Series 45, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Morgan Stanley & Co. LLC	0.58	5/20/2026		455,000,000	725,020
Swaption Payer Markit iTraxx Europe Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Citigroup Global Markets, Inc.	0.58	5/20/2026	EUR	317,300,000	302,496

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description/Number of Contracts/Counterparty	Exercise Price	Expiration Date		Notional Amount ($)(i)	Value ($)
Options Purchased — .1% (continued)
Call Options — .1% (continued)
Swaption Payer Markit iTraxx Europe Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Citigroup Global Markets, Inc.	0.58	5/20/2026	EUR	317,300,000	302,496
Swaption Payer Markit iTraxx Europe Index Series 45, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, J.P. Morgan Securities LLC	0.65	5/20/2026	EUR	276,975,000	468,016
					1,798,028
Put Options — .0%
Swaption Receiver Markit iTraxx Europe Index Series 44, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Goldman Sachs & Co. LLC	0.78	4/15/2026	EUR	327,100,000	322,590
Swaption Receiver Markit iTraxx Europe Index Series 44, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Citigroup Global Markets, Inc.	0.78	5/20/2026	EUR	327,100,000	815,564
					1,138,154
Total Options Purchased (cost $3,990,033)					2,936,182

Description	1-Day Yield (%)	Shares
Investment Companies — 1.2%
Registered Investment Companies — 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(j) (cost $57,691,282)	3.72	57,691,282	57,691,282
Investment of Cash Collateral for Securities Loaned — .2%
Registered Investment Companies — .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(j) (cost $9,787,760)	3.72	9,787,760	9,787,760
Total Investments (cost $4,754,807,562)		99.0%	4,652,947,576
Cash and Receivables (Net)		1.0%	49,335,799
Net Assets		100.0%	4,702,283,375

AUD—Australian Dollar
CAD—Canadian Dollar
CHF—Swiss Franc
CLO—Collateralized Loan Obligation
CNY—Chinese Yuan Renminbi
COP—Colombian Peso
CZK—Czech Koruna
DKK—Danish Krone
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
GBP—British Pound
HUF—Hungarian Forint
JPY—Japanese Yen
KRW—South Korean Won
MXN—Mexican Peso
MYR—Malaysian Ringgit

NZD—New Zealand Dollar
PEN—Peruvian Sol
PLN—Polish Zloty
SEK—Swedish Krona
SGD—Singapore Dollar
THB—Thai Baht
TSFR—Term Secured Overnight Financing Rate Reference Rates
USD—United States Dollar

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2026, these securities amounted to $572,431,062 or 12.2% of net assets.

(c)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(d)
Security, or portion thereof, on loan. At March 31, 2026, the value of the fund’s securities on loan was $376,510,446 and the value of the collateral was
$386,158,841, consisting of cash collateral of $9,787,760 and U.S. Government & Agency securities valued at $376,371,081.  In addition, the value of collateral may include pending sales that are also on loan.

(e)	Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.
(f)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(g)	Purchased on a forward commitment basis.
(h)	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
(i)	Notional amount stated in U.S. Dollars unless otherwise indicated.
(j)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

TBA Sale Commitments
Description	Principal Amount ($)	Value ($)
U.S. Government Agencies Mortgage-Backed — (2.8%)
Federal National Mortgage Association:
2.50%, 4/1/2056(a),(b)	(84,800,000)	(71,311,500)
3.00%, 4/1/2056(a),(b)	(32,450,000)	(28,507,064)
5.00%, 4/1/2056(a),(b)	(31,750,000)	(31,316,962)
Total Sale Commitments (Proceeds $133,054,095)		(131,135,526)

(a)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(b)	Sold on a delayed delivery basis.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
2 Year U.S. Treasury Note	978	6/30/2026	203,990,482	202,881,515	(1,108,967)
10 Year U.S. Treasury Note	238	6/18/2026	26,825,435	26,429,157	(396,278)
Australian 3-Year Bond	594	6/15/2026	42,642,503(a)	42,480,919	(161,584)
Australian 10-Year Bond	7,225	6/15/2026	540,898,730(a)	537,140,606	(3,758,124)
Canadian 10 Year Bond	331	6/19/2026	28,941,300(a)	28,555,323	(385,977)
Euro-Bobl	1,533	6/8/2026	208,386,372(a)	204,532,501	(3,853,871)
Euro-BTP	681	6/8/2026	94,497,373(a)	91,527,924	(2,969,449)

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Futures (continued)
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long (continued)
Euro-Buxl 30 Year Bond	1,246	6/8/2026	160,875,316(a)	158,795,250	(2,080,066)
Euro-Schatz	2,109	6/8/2026	260,281,254(a)	257,785,469	(2,495,785)
U.S. Treasury Long-Term Bond	11	6/18/2026	1,291,630	1,252,625	(39,005)
Futures Short
5 Year U.S. Treasury Note	2,699	6/30/2026	292,403,762	291,976,983	426,779
Euro-Bund	518	6/8/2026	75,954,360(a)	75,074,792	879,568
Euro-OAT	1,642	6/8/2026	230,772,472(a)	225,262,428	5,510,044
Japanese 10 Year Bond	66	6/15/2026	54,868,847(a)	54,191,487	677,360
Long Gilt	1,298	6/26/2026	159,113,637(a)	150,826,100	8,287,537
Ultra 10 Year U.S. Treasury Note	4,275	6/18/2026	492,571,199	485,279,318	7,291,881
Ultra U.S. Treasury Bond	3,326	6/18/2026	395,348,864	387,686,875	7,661,989
Gross Unrealized Appreciation					30,735,158
Gross Unrealized Depreciation					(17,249,106)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Options Written
Description/Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)(a)		Value ($)
Call Options:
Swaption Receiver Markit CDX North America Investment Grade Index Series 45, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Goldman Sachs & Co. LLC	0.50	4/15/2026	233,700,000		(12,421)
Swaption Receiver Markit CDX North America Investment Grade Index Series 45, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Goldman Sachs & Co. LLC	0.53	4/15/2026	235,550,000		(45,471)
Swaption Receiver Markit CDX North America Investment Grade Index Series 45, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Goldman Sachs & Co. LLC	0.50	4/15/2026	234,550,000		(12,466)
Swaption Receiver Markit iTraxx Europe Index Series 44, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Bank of America Corp.	0.50	4/15/2026	163,650,000	EUR	(958)
Swaption Receiver Markit iTraxx Europe Index Series 44, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Morgan Stanley & Co. LLC	0.53	4/15/2026	163,650,000	EUR	(4,893)
Swaption Receiver Markit iTraxx Europe Index Series 44, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Bank of America Corp.	0.53	4/15/2026	164,750,000	EUR	(4,926)
Swaption Receiver Markit iTraxx Europe Index Series 44, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Citigroup Global Markets, Inc.	0.50	4/15/2026	167,350,000	EUR	(980)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 45, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Goldman Sachs & Co. LLC	0.50	4/15/2026	233,700,000		(947,578)

Options Written (continued)
Description/Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)(a)		Value ($)
Put Options: (continued)
Swaption Payer Markit CDX North America Investment Grade Index Series 45, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Goldman Sachs & Co. LLC	0.53	4/15/2026	235,550,000		(732,479)
Swaption Payer Markit CDX North America Investment Grade Index Series 45, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Goldman Sachs & Co. LLC	0.50	4/15/2026	234,550,000		(951,024)
Swaption Payer Markit CDX North America Investment Grade Index Series 45, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Goldman Sachs & Co. LLC	0.75	4/15/2026	463,900,000		(147,466)
Swaption Payer Markit CDX North America Investment Grade Index Series 45, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Citigroup Global Markets, Inc.	0.75	5/20/2026	463,900,000		(544,890)
Swaption Payer Markit CDX North America Investment Grade Index Series 45, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Morgan Stanley & Co. LLC	0.73	5/20/2026	910,000,000		(1,188,813)
Swaption Payer Markit iTraxx Europe Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Bank of America Corp.	0.50	4/15/2026	163,650,000	EUR	(1,441,662)
Swaption Payer Markit iTraxx Europe Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Morgan Stanley & Co. LLC	0.53	4/15/2026	163,650,000	EUR	(1,235,128)
Swaption Payer Markit iTraxx Europe Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Bank of America Corp.	0.53	4/15/2026	164,750,000	EUR	(1,243,430)
Swaption Payer Markit iTraxx Europe Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Citigroup Global Markets, Inc.	0.50	4/15/2026	167,350,000	EUR	(1,474,257)
Swaption Payer Markit iTraxx Europe Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Citigroup Global Markets, Inc.	0.75	5/20/2026	317,300,000	EUR	(883,903)
Swaption Payer Markit iTraxx Europe Index Series 44, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2030, Contracts N/A, Citigroup Global Markets, Inc.	0.75	5/20/2026	317,300,000	EUR	(883,903)
Total Options Written (premiums received $8,108,303)					(11,756,648)

EUR—Euro

(a)	Notional amount stated in U.S. Dollars unless otherwise indicated.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Bank of America Corp.
United States Dollar	1,206,000	Euro	1,049,000	4/9/2026	(7,008)

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Bank of America Corp. (continued)
United States Dollar	3,949,006	British Pound	2,939,000	4/9/2026	59,018
United States Dollar	21,551,916	Colombian Peso	79,783,037,000	4/9/2026	(113,462)
United States Dollar	1,971,002	Euro	1,707,000	4/9/2026	(2,883)
United States Dollar	4,369,738	Czech Koruna	90,694,000	4/9/2026	98,084
United States Dollar	6,503,161	South Korean Won	9,731,785,000	4/9/2026	147,745
Australian Dollar	1,246,000	United States Dollar	872,634	4/9/2026	(13,058)
United States Dollar	8,669,536	British Pound	6,481,000	5/21/2026	92,186
Japanese Yen	1,378,391,000	United States Dollar	8,697,145	5/21/2026	26,640
New Zealand Dollar	9,693,000	United States Dollar	5,691,419	5/21/2026	(111,232)
Swiss Franc	6,859,605	United States Dollar	8,749,719	5/21/2026	(122,191)
Barclays Capital, Inc.
Euro	7,797,000	United States Dollar	8,993,574	4/9/2026	22,466
United States Dollar	6,837,550	Polish Zloty	24,739,000	4/9/2026	173,393
United States Dollar	11,803	British Pound	8,811	5/21/2026	142
United States Dollar	3,753,628	New Zealand Dollar	6,473,000	5/21/2026	27,171
Euro	26,907,000	United States Dollar	31,061,468	5/21/2026	113,956
United States Dollar	1,758,945	Euro	1,523,561	5/21/2026	(6,308)
British Pound	38,175	United States Dollar	50,696	5/21/2026	(173)
United States Dollar	6,351,809	Swedish Krona	58,852,000	5/21/2026	118,655
United States Dollar	5,890,763	Canadian Dollar	8,069,753	5/21/2026	76,875
United States Dollar	3,135,329	Euro	2,721,837	5/21/2026	(18,290)
United States Dollar	852,342	Canadian Dollar	1,169,000	5/21/2026	10,131
British Pound	2,440,288	United States Dollar	3,257,206	5/21/2026	(27,580)
BNP Paribas Corp.
United States Dollar	23,564,427	South Korean Won	35,073,263,000	4/9/2026	659,569
United States Dollar	121,337,668	Australian Dollar	171,575,000	4/9/2026	2,973,545
United States Dollar	4,878,364	Chinese Yuan Renminbi	33,590,000	4/9/2026	(1,956)
United States Dollar	59,976,997	Canadian Dollar	81,867,000	4/9/2026	1,102,815
United States Dollar	489,257,837	Euro	422,076,000	4/9/2026	1,191,429
Swedish Krona	58,920,000	United States Dollar	6,283,872	5/21/2026	(43,516)
British Pound	5,609,000	United States Dollar	7,437,641	5/21/2026	(14,349)
Australian Dollar	18,970,000	United States Dollar	13,073,166	5/21/2026	6,172
United States Dollar	12,169,637	Euro	10,537,000	5/21/2026	(38,913)
United States Dollar	6,113,760	Chinese Yuan Renminbi	41,898,000	5/21/2026	8,372
United States Dollar	5,515,603	Norwegian Krone	52,809,000	5/21/2026	63,619
Swedish Krona	44,173,000	United States Dollar	4,765,887	5/21/2026	(87,421)
New Zealand Dollar	5,965,000	United States Dollar	3,474,079	5/21/2026	(40,074)
Citigroup Global Markets, Inc.
South Korean Won	8,306,557,000	United States Dollar	5,451,749	4/9/2026	(27,089)
United States Dollar	43,971,619	Peruvian Sol	148,052,000	4/9/2026	1,451,846
United States Dollar	8,564,919	Swiss Franc	6,744,000	5/21/2026	82,790
Swedish Krona	29,268,000	United States Dollar	3,127,752	5/21/2026	(27,909)
New Zealand Dollar	9,693,000	United States Dollar	5,678,033	5/21/2026	(97,846)
United States Dollar	3,108,419	Swiss Franc	2,474,000	5/21/2026	(3,204)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Deutsche Bank AG
United States Dollar	2,621,286	Euro	2,247,000	4/9/2026	22,974
Norwegian Krone	30,374,000	United States Dollar	3,124,919	5/21/2026	10,883
United States Dollar	3,133,150	Swedish Krona	29,110,564	5/21/2026	49,981
United States Dollar	7,270,189	Euro	6,309,312	5/21/2026	(40,009)
United States Dollar	4,684,746	Norwegian Krone	45,876,000	5/21/2026	(51,477)
Australian Dollar	9,261,000	United States Dollar	6,344,952	5/21/2026	40,275
Australian Dollar	18,988,000	United States Dollar	13,162,880	5/21/2026	(71,132)
Canadian Dollar	6,478,230	United States Dollar	4,734,787	5/21/2026	(67,518)
United States Dollar	8,655,711	Norwegian Krone	83,121,000	5/21/2026	74,327
United States Dollar	4,703,272	Norwegian Krone	44,875,000	5/21/2026	70,392
Canadian Dollar	11,868,849	United States Dollar	8,685,424	5/21/2026	(134,461)
United States Dollar	4,611,195	Norwegian Krone	44,792,000	5/21/2026	(13,116)
Goldman Sachs & Co. LLC
Malaysian Ringgit	3,488,000	United States Dollar	885,279	4/9/2026	(23,602)
United States Dollar	164,567,216	Chinese Yuan Renminbi	1,133,867,625	4/9/2026	(173,401)
United States Dollar	2,279,421	Czech Koruna	48,054,000	4/9/2026	16,095
United States Dollar	200,166,321	Japanese Yen	31,467,787,000	4/9/2026	1,729,082
United States Dollar	3,695,931	Euro	3,196,000	4/9/2026	245
Canadian Dollar	26,326,770	United States Dollar	19,240,228	5/21/2026	(272,994)
United States Dollar	31,835,268	Australian Dollar	44,783,531	5/21/2026	958,149
United States Dollar	799	Swedish Krona	7,436	5/21/2026	12
Swiss Franc	2,454,000	United States Dollar	3,085,182	5/21/2026	1,287
United States Dollar	5,705,038	New Zealand Dollar	9,684,000	5/21/2026	130,032
Euro	8,097,850	Canadian Dollar	12,948,000	5/21/2026	54,019
Norwegian Krone	145,393,000	United States Dollar	14,994,410	5/21/2026	15,914
United States Dollar	33,185,055	Swedish Krona	306,604,424	5/21/2026	711,859
United States Dollar	8,819,806	Euro	7,674,000	5/21/2026	(71,569)
United States Dollar	8,255,226	Canadian Dollar	11,309,247	5/21/2026	107,431
United States Dollar	5,258,513	Swedish Krona	49,470,000	5/21/2026	19,029
Australian Dollar	9,530,000	United States Dollar	6,533,473	5/21/2026	37,223
United States Dollar	5,149,937	Australian Dollar	7,394,000	5/21/2026	51,960
New Zealand Dollar	5,217,755	United States Dollar	3,062,441	5/21/2026	(58,619)
United States Dollar	9,348,590	Norwegian Krone	90,643,000	5/21/2026	(9,363)
Canadian Dollar	27,043,151	United States Dollar	19,798,706	5/21/2026	(315,351)
Australian Dollar	5,524,000	United States Dollar	3,845,488	5/21/2026	(36,829)
Euro	2,649,000	United States Dollar	3,064,411	5/21/2026	4,816
Norwegian Krone	7,506,000	United States Dollar	770,426	5/21/2026	4,491
United States Dollar	22,022,558	Euro	18,954,000	5/21/2026	61,768
United States Dollar	3,306,144	Euro	2,844,000	5/21/2026	10,983
Australian Dollar	8,638,074	United States Dollar	6,120,075	5/21/2026	(164,340)
United States Dollar	3,003,181	Euro	2,598,000	5/21/2026	(6,955)
Euro	4,562,000	United States Dollar	5,253,175	5/21/2026	32,523
Euro	1,773,000	United States Dollar	2,060,721	5/21/2026	(6,459)
Canadian Dollar	9,154,000	United States Dollar	6,677,877	5/21/2026	(82,838)
United States Dollar	19,057,388	British Pound	14,211,220	5/21/2026	249,393

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC (continued)
Swedish Krona	77,707,000	United States Dollar	8,155,903	5/21/2026	74,228
United States Dollar	4,644,687	Norwegian Krone	45,472,000	5/21/2026	(49,827)
United States Dollar	2,456,086	Euro	2,131,851	5/21/2026	(13,953)
Japanese Yen	440,785,000	United States Dollar	2,787,251	5/21/2026	2,461
Euro	17,353,000	United States Dollar	20,085,785	5/21/2026	20,028
British Pound	6,512,000	United States Dollar	8,641,001	5/21/2026	(22,623)
HSBC Securities (USA), Inc.
United States Dollar	40,347,817	Thai Baht	1,268,725,000	4/9/2026	1,851,646
United States Dollar	1,898,811	Euro	1,642,000	4/9/2026	89
Chinese Yuan Renminbi	5,101,000	United States Dollar	738,980	4/9/2026	2,149
United States Dollar	7,354,328	Indonesian Rupiah	124,302,636,000	4/9/2026	41,289
New Zealand Dollar	8,880,000	United States Dollar	5,269,971	4/9/2026	(165,552)
Euro	1,371,000	United States Dollar	1,595,275	4/9/2026	(9,923)
Thai Baht	333,400,000	United States Dollar	10,234,497	4/9/2026	(118,338)
Indonesian Rupiah	118,173,630,000	United States Dollar	6,961,255	4/9/2026	(8,800)
United States Dollar	5,244,811	Swedish Krona	47,942,000	4/9/2026	178,066
United States Dollar	11,062,029	Euro	9,549,000	4/9/2026	20,069
Canadian Dollar	1,575,000	United States Dollar	1,149,731	4/9/2026	(17,079)
Hungarian Forint	540,256,000	United States Dollar	1,658,723	4/9/2026	(35,165)
United States Dollar	30,721,120	Colombian Peso	117,201,379,000	4/9/2026	(1,105,347)
Euro	11,673,000	United States Dollar	13,567,703	5/21/2026	(42,943)
United States Dollar	7,818,783	Australian Dollar	11,301,000	5/21/2026	27,028
Australian Dollar	17,697,000	United States Dollar	12,320,085	5/21/2026	(118,448)
United States Dollar	13,920,169	British Pound	10,389,969	5/21/2026	169,450
United States Dollar	37,571,515	Canadian Dollar	51,309,551	5/21/2026	605,329
United States Dollar	18,079,589	Canadian Dollar	25,146,000	5/21/2026	(36,955)
United States Dollar	13,721,312	Euro	11,865,439	5/21/2026	(26,415)
Australian Dollar	10,397,000	United States Dollar	7,236,251	5/21/2026	(67,780)
Australian Dollar	29,743,926	United States Dollar	21,024,310	5/21/2026	(516,620)
Euro	10,564,000	United States Dollar	12,220,138	5/21/2026	19,694
United States Dollar	8,817,129	Canadian Dollar	12,187,000	5/21/2026	36,952
J.P. Morgan Securities LLC
United States Dollar	167,244,594	South Korean Won	245,725,792,000	4/9/2026	6,771,519
Swedish Krona	23,452,000	United States Dollar	2,530,999	4/9/2026	(52,477)
Euro	3,101,000	United States Dollar	3,591,134	4/9/2026	(5,301)
United States Dollar	9,658,421	South Korean Won	14,548,354,000	4/9/2026	157,509
Euro	32,495,000	United States Dollar	37,631,494	4/9/2026	(55,992)
Euro	2,382,000	United States Dollar	2,733,711	4/9/2026	20,708
United States Dollar	12,030,609	Canadian Dollar	16,462,000	5/21/2026	170,491
Swedish Krona	26,989,000	United States Dollar	2,834,065	5/21/2026	24,404
United States Dollar	6,892,596	Euro	5,967,000	5/21/2026	(20,986)
Norwegian Krone	96,313,852	United States Dollar	10,024,048	5/21/2026	(80,638)
British Pound	9,017,825	United States Dollar	12,006,062	5/21/2026	(71,322)
United States Dollar	26,127,475	Japanese Yen	4,127,357,194	5/21/2026	5,584

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC
Thai Baht	296,833,000	United States Dollar	9,056,955	4/9/2026	(50,327)
United States Dollar	14,347,031	Mexican Peso	255,527,000	4/9/2026	100,836
United States Dollar	19,347,550	Malaysian Ringgit	76,210,000	4/9/2026	520,585
Australian Dollar	1,178,000	United States Dollar	834,612	4/9/2026	(21,947)
United States Dollar	7,687,918	Canadian Dollar	10,674,000	5/21/2026	(2,211)
United States Dollar	2,780,376	Japanese Yen	440,590,000	5/21/2026	(8,102)
Euro	5,918,606	United States Dollar	6,845,732	5/21/2026	11,779
RBC Capital Markets, LLC
United States Dollar	185,956,935	British Pound	139,051,000	4/9/2026	1,912,465
United States Dollar	19,065,193	British Pound	14,342,000	4/9/2026	82,476
UBS Securities LLC
United States Dollar	4,410,784	Singapore Dollar	5,609,000	4/9/2026	45,323
United States Dollar	17,206,553	Swiss Franc	13,374,000	4/9/2026	463,796
United States Dollar	2,635,621	Danish Krone	16,792,000	4/9/2026	36,988
United States Dollar	1,288,554	British Pound	967,000	4/9/2026	8,656
Swiss Franc	1,091,395	United States Dollar	1,393,685	5/21/2026	(21,005)
United States Dollar	13,399,158	Swiss Franc	10,468,963	5/21/2026	232,033
Gross Unrealized Appreciation					26,585,392
Gross Unrealized Depreciation					(5,150,571)

Centrally Cleared Credit Default Swaps
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Markit iTraxx Europe Crossover Index Series 45, Paid 3 Month Fixed Rate of 5.00%	6/20/2031	8,530,173	(549,117)	(555,122)	6,005
Markit iTraxx Europe Senior Financial Index Series 45, Paid 3 Month Fixed Rate of 1.00%	6/20/2031	1,241,648,746	(13,635,320)	(15,743,341)	2,108,021
Sold Contracts:(c)
Markit CDX North America Investment Grade Index Series 46, Received 3 Month Fixed Rate of 1.00%	6/20/2031	321,560,000	5,657,610	5,112,233	545,377
Markit iTraxx Europe Index Series 45, Received 3 Month Fixed Rate of 1.00%	6/20/2031	1,432,433,347	20,131,329	22,603,538	(2,472,209)
Gross Unrealized Appreciation					2,659,403
Gross Unrealized Depreciation					(2,472,209)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

OTC Credit Default Swaps
Reference Obligations/ Counterparty	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Bank of America Corp.
YUM! Brands, 3.63%, 3/15/2031, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	7,930,000	(93,363)	(21,053)	(72,310)
YUM! Brands, 3.63%, 3/15/2031, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	5,280,000	(62,164)	(17,363)	(44,801)
BNP Paribas Corp.
Intesa Sanpaolo SpA, 4.20%, 6/1/2032, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	14,078,253	(71,229)	221,589	(292,818)
UniCredit SpA, 2.73%, 1/15/2032, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	13,662,147	(21,499)	239,606	(261,105)
Citigroup Global Markets, Inc.
Mediobanca Banca di Credito Finanziario SpA, 2.30%, 11/23/2030, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	7,050,685	(3,366)	105,324	(108,690)
Goldman Sachs & Co. LLC
TransDigm Inc., 5.50%, 11/15/2027, Paid 3 Month Fixed Rate of 5.00%	12/20/2029	5,560,000	(792,351)	(659,882)	(132,469)
Sold Contracts:(c)
BNP Paribas Corp.
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%	12/20/2029	3,594,694	(2,134)	(40,677)	38,543
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%	12/20/2029	1,363,903	(810)	(20,239)	19,429
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%	12/20/2029	3,513,784	(2,086)	(50,374)	48,288
Goldman Sachs & Co. LLC
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%	12/20/2029	1,791,568	(1,064)	(19,243)	18,179
Electrolux AB, 2.50%, 5/18/2030, Received 3 Month Fixed Rate of 1.00%	6/20/2029	4,623,400	24,517	(83,319)	107,836
Virgin Media Finance PLC, 3.75%, 7/15/2030, Received 3 Month Fixed Rate of 5.00%	12/20/2029	6,126,005	222,693	160,819	61,874
Ziggo BondCo, 5.13%, 2/28/2030, Received 3 Month Fixed Rate of 5.00%	12/20/2029	3,143,912	33,300	128,956	(95,656)
Ziggo BondCo, 5.13%, 2/28/2030, Received 3 Month Fixed Rate of 5.00%	12/20/2029	3,398,199	35,994	139,086	(103,092)
Gross Unrealized Appreciation					294,149
Gross Unrealized Depreciation					(1,110,941)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
EUR - 12 Month Fixed at 2.65%	EUR - 6 Month EURIBOR at 2.13%	11/6/2035	55,769,763	(1,765,870)	—	(1,765,870)
EUR - 12 Month Fixed at 2.65%	EUR - 6 Month EURIBOR at 2.13%	11/6/2035	55,769,763	(1,782,917)	—	(1,782,917)
SEK - 3 Month STIBOR at 2.00%	SEK - 12 Month Fixed at 2.72%	11/6/2035	55,457,844	1,191,550	—	1,191,550
SEK - 3 Month STIBOR at 2.00%	SEK - 12 Month Fixed at 2.75%	11/6/2035	55,457,844	608,774	—	608,774
EUR - 12 Month Fixed at 2.70%	EUR - 6 Month EURIBOR at 2.14%	11/14/2035	9,755,374	(267,852)	—	(267,852)
SEK - 3 Month STIBOR at 2.00%	SEK - 12 Month Fixed at 2.82%	11/14/2035	9,779,595	124,931	—	124,931
EUR - 12 Month Fixed at 2.76%	EUR - 6 Month EURIBOR at 2.12%	11/25/2035	257,407,795	(5,679,205)	487,218	(6,166,423)
EUR Maturity Fixed at 2.80%	EUR - CPTFEMU at Maturity	7/28/2053	12,156,074	1,666,995	1,957,925	(290,930)
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.53%	7/28/2053	15,405,000	(501,744)	(599,117)	97,373
EUR Maturity Fixed at 2.50%	EUR - CPTFEMU at Maturity	12/7/2053	37,888,763	2,089,996	719,444	1,370,552
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.46%	12/7/2053	48,869,000	(1,044,467)	48,427	(1,092,894)
EUR - 6 Month EURIBOR at 2.12%	EUR - 12 Month Fixed at 3.08%	11/25/2055	114,671,879	146,764	(333,442)	480,206
GBP Maturity Fixed at 3.19%	GBP - UKRPI at Maturity	2/15/2056	59,231,100	(1,560,939)	(99,566)	(1,461,373)
Gross Unrealized Appreciation						3,873,386
Gross Unrealized Depreciation						(12,828,259)

CPTFEMU—Eurostat Eurozone HICP Ex Tobacco Unrevised NSA
CPURNSA—US CPI Urban Consumers NSA
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
GBP—British Pound
SEK—Swedish Krona
STIBOR—Stockholm Interbank Offered Rate
UKRPI—UK RPI All Items NSA
USD—United States Dollar
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Global Fixed Income Fund
March 31, 2026 (Unaudited)
The following is a summary of the inputs used as of March 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	—	103,034,328	—	103,034,328
Collateralized Loan Obligations	—	30,225,139	—	30,225,139
Commercial Mortgage-Backed	—	28,033,513	—	28,033,513
Corporate Bonds and Notes	—	474,164,372	—	474,164,372
Foreign Governmental	—	1,433,331,226	—	1,433,331,226
U.S. Government Agencies Mortgage-Backed	—	720,044,078	—	720,044,078
U.S. Treasury Securities	—	1,793,699,696	—	1,793,699,696
Investment Companies	67,479,042	—	—	67,479,042
	67,479,042	4,582,532,352	—	4,650,011,394
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	26,585,392	—	26,585,392
Futures††	30,735,158	—	—	30,735,158
Options Purchased	—	2,936,182	—	2,936,182
Swap Agreements††	—	6,826,938	—	6,826,938
	30,735,158	36,348,512	—	67,083,670
Liabilities ($)
Investments in Securities:†
U.S. Government Agencies Mortgage-Backed	—	(131,135,526)	—	(131,135,526)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(5,150,571)	—	(5,150,571)
Futures††	(17,249,106)	—	—	(17,249,106)
Options Written	—	(11,756,648)	—	(11,756,648)
Swap Agreements††	—	(16,411,409)	—	(16,411,409)
	(17,249,106)	(164,454,154)	—	(181,703,260)

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the “Service”). When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Trust’s Board of Trustees (the “Board”). Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the Board, such as the Adviser, the amortized cost method would not represent fair value. These securities are generally categorized within Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Trust’s Board of Trustees (the “Board”). Fair value of investments is determined by the Adviser, as the fund’s valuation designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Forward foreign currency exchange contracts (“forward contracts”) generally are valued using the forward rate obtained from a Service and are categorized within Level 2 of the fair value hierarchy. Futures contracts will be valued at the most recent settlement price and are generally categorized within Level 1 of the fair value hierarchy. Generally, over-the-counter (“OTC”) option contracts are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
TBA Securities: During the period ended March 31, 2026, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Schedule of Investments.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at March 31, 2026 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at March 31, 2026 are set forth in the fund’s Schedule of Investments.
Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies, credit, or as a substitute for an investment. The fund is subject to market risk, currency risk and credit risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.
As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the underlying price of the instrument above the strike price, respectively.
As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.
As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.
Purchased and written options on swaps (“swaptions”) are used primarily to preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options purchased and written open at March 31, 2026 are set forth in the Schedule of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2026 are set forth in the Schedule of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.
Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.
Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
The fund enters into inflation swap agreement to gain exposure to inflation. An inflation swap is an agreement in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Inflation swap agreements are within Interest rate swaps open at March 31, 2026 which are set forth in the Schedule of Investments.
For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at March 31, 2026 are set forth in the Schedule of Investments.
Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.
The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Schedule of Investments, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at March 31, 2026 are set forth in the Schedule of Investments.
GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Schedule of Investments and disclosures within this Note.
At March 31, 2026, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $78,253,360, consisting of $94,617,206 gross unrealized appreciation and $172,870,566 gross unrealized depreciation.
At March 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.